SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 3, 2003
                                                          ----------------

                        Mass Megawatts Wind Power, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                 ----------------------------------------------
                 (State or other jurisdiction of Incorporation)

                                   04-3402789
                        ---------------------------------
                        (IRS Employer Identification No.)

                  11 Maple Avenue, Shrewsbury, Massachusetts.
                  -------------------------------------------
                    (Address of Principal Executive Offices)

                                      01545
                                      -----
                                   (Zip Code)
        Registrant's telephone number, including area code (508) 751-5432

Item 1.   Changes in Control of Registrant.

          Not Applicable

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable

Item 3.   Bankruptcy or Receivership.

          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountants.

          Not Applicable

Item 5.   Other Events.

     On Junuary 27,2003, a special meeting of the shareholder approved the following;


- Amending our articles of organization to change our corporate name to "Mass Megawatts Wind Power, Inc." from "Mass Megawatts Power, Inc." and ratifying all actions taken previously to effect such amendment and name change;

- Amending our articles of organization to increase our authorized capital stock to 5,000,000 shares of Common Stock from 2,200,000 shares of Common Stock and ratifying all actions taken previously to effect such amendment and increase; and

     Approving and adopting Amended and Restated By-laws of the Company as shown in the Exhibit in Item 7.

Item 6.   Resignation  of  Registrant's  Directors.

          Not Applicable

Item 7.   Financial  Statements  and  Exhibits.

          a)   Financial Statements

          Not applicable

          b)   PRO FORMA Financial Information

          Not Applicable

          c)   Exhibits

Exhibit number    Exhibit Description
--------------    -------------------

      1           Amended  and Restated By-Laws of Mass Megawatts
                  Wind Power, Inc. made effective as of January 27, 2003.


Item 8.   Change in Fiscal Year
          Not Applicable

Item 9.   Sale of Equity Securities Pursuant to Regulation S.

          Not Applicable

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             Mass Megawatts Power, Inc
                                             -------------------------

Dated:  February 3, 2003                     /s/ Jonathan C. Ricker
        ----------------                     -----------------------------
                                             Jonathan C. Ricker, President
                                             and Treasurer

                                  EXHIBIT INDEX

Exhibit number    Exhibit Description
--------------    -------------------

      1           Amended  and Restated By-Laws of Mass Megawatts
                  Wind Power, Inc. made effective as of January 27, 2003.